UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2023

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer (Item 5.02(b))

On January 24, 2023, Sugandha Khandelwal, the Chief Financial Officer of Fluent, Inc. (the "Company"), gave notice of her resignation as the Company’s Chief Financial Officer, Principal Financial and Accounting Officer, effective February 3, 2023. Ms. Khandelwal’s resignation was not due to any disagreement with the Company on the Company’s financial reporting or accounting practices.

Appointment of Interim Chief Financial Officer (Item 5.02(c))

The Company has appointed Ryan Perfit to serve as the Company’s Interim Chief Financial Officer and Principal Financial and Accounting Officer effective February1, 2023.  Mr. Perfit is a former Interim Chief Financial Officer of the Company having served between 2018 and 2019. Previously he was the Senior Vice President, Finance of Fluent, LLC, a wholly-owned Company subsidiary, since 2015, after joining Fluent, LLC in 2012, as a Director of Finance. Mr. Perfit graduated with a BSM in Finance and Accounting from Tulane University.

In connection with his appointment, Mr. Perfit entered into a Consulting Agreement with the Company dated January 20, 2023 (the “Consulting Agreement”). Under the terms of the Consulting Agreement, Mr. Perfit  will be paid a consulting fee of $50,000 per month during the term. The term will commence on February 1, 2023, and continue through July 31, 2023 (“Initial Term”), which will be extended for one-month periods of up to six months, unless given 30 days prior written notice by either party during the Initial Term and 15 days prior written notice during any one-month renewal. The terms of the Consulting Agreement does not provide for payment of incentive or any other compensation except as noted to Mr. Perfit.

There are no family relationships between Mr. Perfit and any Company director or officer and he has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

January 27, 2023	By:	/s/ Donald Patrick
	Name:	Donald Patrick
	Title:	Chief Executive Officer